SHARE-BASED PAYMENTS 2 (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Total	¥ 47,889	$ 6,879	¥ 18,631	¥ 95,307
Share Incentive Plan 2017 [Member]
Cost of revenues	2,617	376	1,315	17,063
Selling and marketing expenses	1,016	146	4,229	9,045
General and administrative expenses	44,256	6,357	14,808	69,199
Total	¥ 47,889	$ 6,879	¥ 20,352	¥ 95,307